Exhibit 10.6

LOAN MODIFICATION

THIS LOAN MODIFICATION (“Modification”), dated effective as of May 27, 2023, is between INNOVATIVE FOOD HOLDINGS, INC., a Florida corporation (“Borrower”), and MAPLEMARK BANK (together with its successors and assigns, “Lender”).

RECITALS

A.    Borrower and Lender entered into that certain Loan Agreement, dated as of June 6, 2022 (as may be amended from time to time, “Loan Agreement”).

B.    Borrower desires to extend the Revolving Termination Date from May 27, 2023 to May 27, 2024.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
Recitals and Definitions

Section 1.01.      Recitals. The foregoing recitals are hereby incorporated into and made a part of this Modification for all purposes.

Section 1.02.     Definitions. Capitalized terms used in this Modification, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement. Definitions contained in the Loan Agreement, as amended hereby, and in the other Loan Documents which identify agreements, instruments or documents shall be deemed to include all amendments and supplements to such agreements, instruments and documents and, without any obligation on the part of Lender to enter into any future amendments, modifications or supplements, all future amendments, modifications, and supplements thereto entered into from time to time.

ARTICLE II
Amendments to Loan Agreement

Section 2.01.     Revolving Termination Date. The definition of “Revolving Termination Date” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

“Revolving Termination Date” means 11:00 A.M. Dallas, Texas time on May 27, 2024, or such earlier date on which the Revolving Commitment terminates as provided in this Agreement.

ARTICLE III
Conditions

Section 3.01.     Conditions Precedent. The effectiveness of this Modification is subject to the satisfaction of the following conditions precedent, in form and substance satisfactory to Lender, unless specifically waived in writing by Lender:

(a)    Lender shall have received this Modification originally executed and delivered by Borrower;

(b)    Lender shall have received an Amended and Restated Promissory Note originally executed and delivered by Borrower;

(c)    All corporate proceedings taken in connection with the transactions contemplated by this Modification and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Lender;

(d)    No event shall have occurred on or prior to the date hereof and be continuing on such date, and no condition shall exist on such date, which constitutes a Default, Event of Default, or Material Adverse Event;

(e)    The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and in each other Loan Document shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except to the extent such representations and warranties relate to an earlier date;

(f)    Lender shall have received such other documents, instruments or certificates as Lender and its counsel may reasonably require, including such documents as Lender in its sole discretion deems necessary or appropriate to effectuate the terms and conditions of this Modification and the Loan Documents.

ARTICLE IV
Ratifications, Representations and Warranties

Section 4.01.     Ratifications. The terms and provisions set forth in this Modification shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Modification, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Loan Agreement and the other Loan Documents, as amended, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 4.02.     Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a)    the execution, delivery and performance of this Modification and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and do not and will not conflict with or violate any provision of any applicable law, the certificate of formation, partnership agreement or other organizational documents of Borrower, or any agreement, document, judgment, license, order or permit applicable to or binding upon any of the Borrower or the Property; no consent, approval, authorization or order of and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Modification or to consummate the transactions contemplated hereby;

(b)    the representations and warranties contained in the Loan Agreement and in each of the other Loan Documents, as amended, are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

(c)    Borrower is in material compliance with all covenants and agreements contained in the Loan Agreement and in each of the other Loan Documents, as amended; and

(d)    Borrower acknowledges and agrees that Lender is in material compliance with all covenants and agreements contained in the Loan Agreement and in each of the other Loan Documents, as amended.

Section 4.03.     Modification. Borrower acknowledges and agrees that (a) this Modification shall not constitute a novation or otherwise extinguish the Obligations evidenced by the Loan Agreement or the other Loan Documents, as amended; (b) the Obligations shall be paid in accordance with the terms and conditions of the Loan Agreement and the other Loan Documents, as amended; and (c) Borrower has no right of offset, defense, or counterclaim to the payment and performance of the Obligations under the Loan Agreement or any other Loan Document, as amended. Borrower hereby acknowledges, ratifies, reaffirms, grants, and re-grants to Lender a first priority, perfected lien and security interest in the Property to secure the payment and performance of the Obligations, which security interest is and shall remain in full force and effect and binding on Borrower.

ARTICLE V
Miscellaneous

Section 5.01.     Survival of Representations and Warranties. All representations and warranties made in this Modification, the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Modification, shall survive the execution and delivery of this Modification and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 5.02.     Reference to Loan Agreement and the Other Loan Documents. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement and the other Loan Documents, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement or any other Loan Document shall mean a reference to the Loan Agreement and the other Loan Documents as amended hereby or of even date herewith, and as may be further amended from time to time.

Section 5.03.     Expenses of Lender. As provided in the Loan Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Modification and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Lender’s legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement or any other Loan Document.

Section 5.04.     RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO PAY AND PERFORM THE OBLIGATIONS UNDER THE LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”),

FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS MODIFICATION IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT, AS AMENDED, OR OTHER LOAN DOCUMENTS, AS AMENDED, AND NEGOTIATION FOR AND EXECUTION OF THIS MODIFICATION (COLLECTIVELY, THE “RELEASED CLAIMS”). WITHOUT LIMITING ANY PROVISION OF THIS MODIFICATION OR ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT THE RELEASED CLAIMS INCLUDE ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE CONTRIBUTORY OR ORDINARY NEGLIGENCE OF THE RELEASED PARTIES (OR ANY ONE OF THEM).

Section 5.05.     Severability. Any provision of this Modification held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Modification and the effect thereof shall be confined to the provision so held to be invalid or unenforceable in such jurisdiction.

Section 5.06.     APPLICABLE LAW. THIS MODIFICATION AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Section 5.07.     Successors and Assigns. This Modification is binding upon and shall inure to the benefit of the Lender, the Borrower, and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 5.08.     Counterparts; Facsimiles. This Modification may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. If this Modification or any document executed in connection with the Loan is transmitted by telecopy, emailed “.pdf,” “.tif,” or any other electronic means that reproduces an image of the actual executed signature page it shall be effective as delivery of a manually executed counterpart of such document and shall constitute a covenant to deliver an executed original counterpart, but the failure to do so shall not affect the validity, enforceability and binding effect of such document. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with the Loan and the transactions contemplated thereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal

Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 5.09.     Further Assurances. Borrower shall execute and deliver, or cause to be executed and delivered, to the Lender such documents and agreements, and shall take or cause to be taken such actions as the Lender may, from time to time, reasonably request to carry out the terms of this Modification and the other Loan Documents.

Section 5.10.     Headings. The headings, captions, and arrangements used in this Modification are for convenience only and shall not affect the interpretation of this Modification.

Section 5.11.     ENTIRE AGREEMENT. THIS MODIFICATION, THE LOAN AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED, REPRESENT THE ENTIRE AGREEMENT AMONG THE PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 5.12.     Modification as a Loan Document. This Modification constitutes a Loan Document and any failure of the Borrower to comply with the terms and conditions of this Modification shall result in an Event of Default under the Loan Agreement.

IN WITNESS WHEREOF, the parties have executed this Modification to be effective as of the date first written above.

BORROWER:

INNOVATIVE FOOD HOLDINGS, INC.,

a Florida corporation

By: /s/ Richard Tang

      Richard Tang, Chief Financial Officer

LENDER:

MAPLEMARK BANK

By: /s/ Kendall Scott

Kendall Scott, Senior Vice President